LOOMIS SAYLES RETAIL EQUITY FUNDS

     Supplement dated June 1, 2006 to the Loomis Sayles Retail Equity Funds Prospectus dated February 1, 2006, as may be revised or supplemented from time to time

The following language is added to the second paragraph on page 37 in the subsection "How To Purchase Shares":
In addition, clients of IXIS Advisors may also purchase shares of the Funds below the stated minimums.

Effective June 1, 2006, the third paragraph and following bullet points in the sub-section "Redemption Fees" within the section "Restrictions on Buying, Selling and Exchanging Fund Shares," are amended and restated as follows: The Funds currently do not impose a redemption fee on a redemption of:

o    shares acquired by reinvestment of dividends or distributions of a Fund; or
o shares held in an account of certain retirement plans or profit sharing plans or purchased through certain intermediaries; or
o    shares redeemed as part of a systematic withdrawal plan; or
o    shares redeemed due to the death or disability of the shareholder; or
o shares redeemed by a Fund due to the shareholder's failure to satisfy the Funds' minimum balance policy or in connection with the merger or liquidation of the Fund; or
o shares redeemed to return an excess contribution in an IXIS/Loomis-sponsored retirement plan, such as an IRA or 403(b)(7) plan, or to effect a required minimum distribution from such a retirement plan.

The redemption fee also does not apply to changes of account registration or transfers within the same Fund or to shares converted from one share class to another share class of the same Fund. In these transactions, subject to systematic limitations, the redemption fee aging period will carry over to the acquired shares, such that if the acquired shares are redeemed or exchanged before the expiration of the aging period, a redemption fee will be applied.

                                                                   M-LSSP55-0606